Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of October 21, 2013, is entered into by and among Caesars Acquisition Company, a Delaware corporation (the “Company”), Caesars Growth Partners, LLC, a Delaware limited liability company (the “Operating LLC”), the holders listed on Schedule I hereto (each an “Unit Holder” and, collectively, the “Unit Holders”) and the holders listed on Schedule II hereto (each a “Stockholder” and, collectively, the “Stockholders”).

RECITALS

WHEREAS, Caesars Entertainment Corporation has distributed to its holders of shares of common stock subscription rights (the “Subscription Rights”) to purchase shares of voting common stock of the Company, par value $0.001 per share (the “Class A Common Stock”) at a price of $8.64 per whole share (the “Rights Offering”);

WHEREAS, on the date hereof, each Sponsor exercised its Subscription Rights and received 52,990,608 shares of Class A Common Stock by way of direct registration in book-entry form;

WHEREAS, with the proceeds of such transaction, the Company acquired 52,990,608 voting units of membership interests in the Operating LLC (the “Class A Units”) and was admitted as a member of the Operating LLC;

WHEREAS, on the date hereof, the Unit Holders (or certain related parties) contributed certain assets to the Operating LLC (the “Contribution Transactions”), in exchange for non-voting units of membership interests in the Operating LLC (the “Class B Units”) and were admitted as members of the Operating LLC;

WHEREAS, pursuant to the LLC Agreement (as defined below) on or after the date that is the fifth (5th) anniversary of the date hereof, the Class B Units will be exchangeable, at the election of the Unit Holders, for an equivalent amount of shares of non-voting common stock of the Company, par value $0.001 per share (the “Class B Common Stock”), upon the terms and subject to the conditions contained therein;

WHEREAS, upon effectiveness of the Rights Offering and expiration of the exercise period under the Rights Offering, the Co-Investment Entities will be acquiring shares of Class A Common Stock and with the proceeds of such contribution, the Company will acquire additional Class A Units; and

WHEREAS, as a condition to subscribing the shares of Class A Common Stock by certain Stockholders and receiving the consent of the Unit Holders to the Contribution Transactions, the Company has agreed to grant to the Stockholders, the Unit Holders and their respective permitted assignees and transferees the registration rights set forth in Article II hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Apollo” means Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC and any Affiliate thereof investing directly or indirectly in the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

“Co-Investment Entities” means Co-Invest Hamlet Holdings B, LLC, a Delaware limited liability company, and Co-Invest Hamlet Holdings, Series LLC, a Delaware series limited liability company.

“Commission” means the Securities and Exchange Commission.

“Company Shares” means the Class A Common Stock and the Class B Common Stock.

“Company Shares Equivalents” means securities (including, without limitation, warrants) exercisable, exchangeable or convertible into Company Shares.

“Demand Registration” means a Demand Registration as defined in Section 2.2.

“Effectiveness Period” means an Effectiveness Period as defined in Section 2.1(b).

“End of Suspension Notice” means an End of Suspension Notice as defined in Section 2.5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchangeable Class B Units” means Class B Units which, on or after the fifth (5th) anniversary of the date hereof, will be exchangeable, at the election of the Unit Holders, for an equivalent amount of Class B Common Stock pursuant to Section 7.4 of the LLC Agreement.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“Holder” means any Stockholder or any Unit Holder who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent (a) permitted under the LLC Agreement or the Company’s Articles of Incorporation and (b) such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act and in either case where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

“Indemnified Party” means an Indemnified Party as defined in Section 2.10.

“Indemnifying Party” means an Indemnifying Party as defined in Section 2.10.

“Inspector” means an Inspector as defined in Section 2.6.

“Issuer Shelf Registration Statement” means an Issuer Shelf Registration Statement as defined in Section 2.1(b).

“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Caesars Growth Partners, LLC, dated as of October 21, 2013, as the same may be amended, modified or restated from time to time.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof.

“Original Class B Registrable Securities” means the number of shares of Class B Common Stock equal to the number of Class B Units held by the Unit Holders at the closing of the Rights Offering and any additional securities that may be issued or distributed or be issuable in respect of any such shares of Class B Common Stock by way of conversion, dividend, stock-split or other distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggy-Back Registration” means a Piggy-Back Registration as defined in Section 2.3.

“Records” means Records as defined in Section 2.6.

“Registrable Securities” means any Company Shares (including any issuable or issued upon exercise, exchange or conversion of any Company Share Equivalents) at any time owned, either of record or beneficially, by any Holder and issued or, with respect shares of Class B Common Stock only, issuable upon exchange of Exchangeable Class B Units received by such Holder and any additional securities that may be issued or distributed or be issuable in respect of any Company Shares by way of conversion, dividend, stock-split, distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions until (i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares have been publicly sold under Rule 144 or (iii) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold or otherwise transferred by such transferee without subsequent registration under the Securities Act.

“Registration Expenses” means Registration Expenses as defined in Section 2.7.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Requested Shares” means Requested Shares as defined in Section 2.1.

“Restricted Shares” means shares of Class B Common Stock issued under an Issuer Shelf Registration Statement which if sold by the holder thereof would constitute “restricted securities” as defined under Rule 144.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.

“Shelf Registration Statement” means a Shelf Registration Statement as defined in Section 2.1.

“Sponsor(s)” means either Apollo or TPG, and together, Apollo and TPG.

“Suspension Event” means a Suspension Event as defined in Section 2.5.

“Suspension Notice” means a Suspension Notice as defined in Section 2.5.

“TPG” means, collectively, TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC and their respective Affiliates thereof investing directly or indirectly in the Company.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.1. Shelf Registration.

(a) Preparation and Filing of Shelf Registration Statement. (i) As promptly as practicable, following a request as may be made from time to time by a Sponsor or the Sponsors with respect to their Registrable Securities, or (ii) following the date that is the fifth (5th) anniversary of the date hereof, promptly following a request as may be made from time to time by a Unit Holder or Unit Holders with respect to their Registrable Securities, the Company shall (x) prepare and file a “shelf” registration statement with respect to the resale of the number of Registrable Securities specified by, and in accordance with the methods of distribution elected by, the Sponsor(s) and/or the Unit Holder(s), as applicable, on an appropriate form for the offering and subsequent resale thereof, to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”), and (y) use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable thereafter; provided, that if a Sponsor makes a request pursuant to this Section 2.1(a)(i) to file a Shelf Registration Statement and the other Sponsor did not join in such request, the Company shall promptly (and, in any event, within five (5) Business Days) notify the other Sponsor and each other Stockholder upon receipt of such request or any request by a Sponsor to increase the number of Registrable Securities registered on such Shelf Registration Statement pursuant to this Section 2.1(a) and specify the Sponsor Shelf Registration Amount (as defined below); and, provided, further, that if a Unit Holder makes a request pursuant to this Section 2.1(a)(ii) to file a Shelf Registration Statement and the other Unit Holder(s) (if any) did not join in such request, the Company shall promptly (and, in any event, within five (5) Business Days) notify the other Unit Holder(s) upon receipt of such request or any request by a Unit Holder to increase the number of Registrable Securities registered on such Shelf Registration Statement pursuant to this Section 2.1(a). No later than ten (10) Business Days after the receipt of any notice given pursuant to the immediately prior sentence, each Sponsor, each other Stockholder or each Unit Holder (if after the fifth (5th) anniversary of the date hereof) shall have the right to (and with respect to the Co-Investment Entities, to the extent required pursuant to the piggyback obligations in the operating agreement of such Co-Investment Entity shall elect its right to participate) include in such registration up to each of their respective pro rata portion of their respective Registrable Securities by notifying the Company in writing of the number of its Registrable Securities (if any) that such Sponsor or Unit Holder is requesting to be registered on such Shelf Registration Statement. The Company shall include in the Shelf Registration Statement the number of Registrable Securities for which the Company receives written notice in accordance with this Section 2.1(a). At any time prior to or after the filing of an applicable Shelf Registration Statement, any of the Sponsors or the Unit Holders may request that the number of its Registrable Securities (if any) previously requested to be registered on such Shelf Registration Statement be increased to a larger number of its Registrable Securities and the Company shall thereafter use its commercially reasonable efforts to effect such increase for such Shelf Registration Statement as promptly as practicable thereafter. The aggregate number of Registrable Securities that the Sponsors request to be so registered on such Shelf Registration Statement (as increased from time to time at the election of either of the Sponsors pursuant to the immediately foregoing sentence) shall be referred to in this Section 2.1 as the “Sponsor Shelf Registration Amount.” The Company shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending when all Company Shares covered by the Shelf Registration Statement are no longer Registrable Securities or the date as of which each of the Stockholders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder.

(b) At the time the Shelf Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a Selling Holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Shelf Registration Statement not less frequently than once a quarter as necessary to name as Selling Holders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use commercially reasonable efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

(c) The Company may, at its option, prior to satisfying its obligation to prepare and file a Shelf Registration Statement pursuant to Section 2.1(a) with respect to shares of Class B Common Stock issuable upon exchange of Exchangeable Class B Units, prepare and file with the Commission a registration statement on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 (an “Issuer Shelf Registration Statement”) providing for (i) the issuance by the Company, from time to time, to the Unit Holders of such Exchangeable Class B Units, of shares of Class B Common Stock registered under the Securities Act and (ii) to the extent those shares of Class B Common Stock issued pursuant to this Section 2.1(c)(i) constitute Restricted Shares, the registered resale thereof by their Unit Holders from time to time in accordance with the methods of distribution elected by the Unit Holders and set forth therein (but except as provided in Section 2.1(d) below, not an underwritten offering). The Company shall use its commercially reasonable efforts to cause the Issuer Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after filing thereof and, subject to Sections 2.1(e) and 2.5, to keep the Issuer Shelf Registration Statement continuously effective for a period (the “Effectiveness Period”) expiring on the date all of the shares of Class B Common Stock covered by such Issuer Shelf Registration Statement have been issued by the Company pursuant thereto or are no longer Registrable Securities. If the Company shall exercise its rights under this Section 2.1(c), Unit Holders (other than Unit Holders of Restricted Shares) shall have no right to have shares of Class B Common Stock issued or issuable upon exchange of Exchangeable Class B Units included in a Shelf Registration Statement pursuant to Section 2.1(a), except to the extent that the Company has breached its obligations under this Section 2.1(c).

(d) Underwritten Shelf Registration. If (i) a Sponsor so elects, or (ii) the Unit Holders of 25% of the Original Class B Registrable Securities to be registered pursuant to the Shelf Registration Statement so elect, by written notice to the Company, the offering of such Registrable Securities pursuant to such Shelf Registration Statement shall be in the form of an underwritten offering; provided, that the Company shall not be obligated to effect more than five (5) underwritten offerings under this Section 2.1(d) with respect to Company Shares of any one particular class; and provided, further, that the Company shall not be obligated to effect, or take any action to effect, an underwritten offering (i) within ninety (90) days following the last date on which an underwritten offering was effected pursuant to this Section 2.1(d) or Section 2.2(a) or during any lock-up period required by the Underwriters in any prior underwritten offering conducted by the Company on its own behalf or on behalf of selling stockholders, or (ii) during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a registration statement with respect to an offering by the Company. The Sponsor if the election was made by the Sponsor, or the Unit Holders of a majority of the Requested Shares if the election was made by the Unit Holders of 25% of the Original Class B Registrable Securities, shall select the Underwriter or Underwriters to serve as book-running manager or managers in connection with any such offering; provided that such managing Underwriter or Underwriters must be reasonably satisfactory to the Company and, if the election was made by a Sponsor, such managing Underwriter or Underwriters must also be reasonably satisfactory to the other Sponsor. The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to the Sponsor or the Unit Holders of a majority of the Requested Shares, as applicable. Each Sponsor, each other Stockholder or each Unit Holder (if after the fifth (5th) anniversary of the date hereof) shall have the right to (and with respect to the Co-Investment Entities, to the extent required pursuant to the piggyback obligations in the operating agreement of such Co-Investment Entity shall elect its right to participate) include in such offering up to each of their respective pro rata portion of their respective Registrable Securities in the manner described in Section 2.1(a).

(e) Filing of Additional Registration Statements. The Company shall prepare and file such additional registration statements as necessary every three (3) years (or such other period that may be applicable under the rules and regulations promulgated pursuant to the Securities Act) and use its commercially reasonable efforts to cause such registration statements to be declared effective by the Commission so that the registration statement remains continuously effective with respect to resales of

Registrable Securities as of and for the periods required under Section 2.1(b) or (c), as applicable, such subsequent registration statements to constitute a Shelf Registration Statement, as the case may be, hereunder.

(f) Selling Holders Become Party to Agreement. Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Shelf Registration Statement.

SECTION 2.2. Demand Registration.

(a) Request for Registration. (i) As promptly as practicable, a Sponsor or the Sponsors, or (ii) at any time on or after the date that is the fifth (5th) anniversary of the date hereof, the majority in interest of the Unit Holders of Registrable Securities, in the event that the Company fails to file, has not filed or if filed fails to maintain the effectiveness of, a Shelf Registration Statement then, in addition to any other remedies such Holders may have, at law or in equity, with respect to the applicable class of Company Shares, in each case, may make a written request to the Company for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”); provided, that if and so long as a Shelf Registration Statement is on file and effective with respect to the applicable class of Company Shares, then the Company shall have no obligation to effect a Demand Registration for such class. The Company shall prepare and file a registration statement on an appropriate form with respect to any Demand Registration (the “Demand Registration Statement”) and shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof and the Company shall use its commercially reasonable efforts to keep such Demand Registration Statement effective for a period ending when all Company Shares covered by the Demand Registration Statement are no longer Registrable Securities or the date as of which each of the Stockholders is permitted to sell its Registrable Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder. The number of Demand Registrations which may be made pursuant to this Section 2.2(a) shall be unlimited. Any request for a Demand Registration will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall have the opportunity to register such number of Company Shares as it may elect on the Demand Registration Statement and as part of the same underwritten offering in connection with a Demand Registration (a “Company Piggy-Back Registration”). Unless the Sponsor or Sponsors or the a majority in interest of the Unit Holders participating in such Demand Registration, as applicable, shall consent in writing, no party, other than the Company, shall be permitted to offer securities in connection with any such Demand Registration. Each of the Sponsors or the Unit Holders that has requested its Registrable Securities be included in a Demand Registration pursuant to this Section 2.2(a) may withdraw all or any portion of its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect from the Sponsor(s) or the Unit Holders, as applicable, with respect to all of its Registrable Securities, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement. In addition, if the Company receives a Demand Registration and the Company is then in the process of engaging in a Company Public Sale, the Company shall inform the Sponsor(s) and/or the Unit Holders, as applicable, of the Company’s intention to engage in a Company Public Sale and may require the Sponsor(s) and/or the Unit Holders, as applicable, to withdraw such request for registration for a period of up to 120 days so that the Company may complete the Company Public Sale. In the event that the Company ceases to pursue such Company Public Sale, it shall promptly inform the Sponsor(s) and/or the Unit Holders, as applicable, and the Sponsor(s) and/or the Unit Holders, as applicable, shall be permitted to submit a new request for registration.

(b) Effective Registration. A registration will not count as a Demand Registration until it has become effective.

(c) Selling Holders Become Party to Agreement. Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this Agreement, such Holder may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

(d) Underwritten Demand Registrations. If (i) a Sponsor so elects, or (ii) the Unit Holders of 25% of the Original Class B Registrable Securities to be registered in a Demand Registration so elect, by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Sponsor if the election was made by the Sponsor, or the Unit Holders of a majority of the shares participating in a Demand Registration if the election was made by Unit Holders of 25% of the Original Class B Registrable Securities, shall select the Underwriter or Underwriters to serve as book-running manager or managers in connection with any such Demand Registration; provided that such managing Underwriter or Underwriters must be reasonably satisfactory to the Company and, if the election was made by a Sponsor, such managing Underwriter or Underwriters must also be reasonably satisfactory to the other Sponsor. The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to the Sponsor or the Unit Holders of a majority of the shares of the Registrable Securities participating in the Demand Registration, as applicable.

(e) Co-Investment Entities’ Rights. The Co-Investment Entities shall be entitled to participate in any request for registration subject to the terms and conditions set forth in Section 2.3.

SECTION 2.3. Piggy-Back Registration. If the Company proposes to file a registration statement under the Securities Act with respect to any offering of its Company Shares for its own account or for the account of any of its respective securityholders (other than (a) any registration statement filed by the Company under the Securities Act relating to an offering of Class B Common Stock for its own account as a result of the exercise of the exchange rights set forth in Section 7.4 of the LLC Agreement, (b) any registration statement filed in connection with a demand registration other than a Demand Registration under this Agreement, (c) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), (d) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing securityholders, (e) a registration incidental to an issuance of debt securities under Rule 144A, or (f) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, a dividend reinvestment plan, or a merger or consolidation) (a “Company Public Sale”), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities of the class of Company Shares so proposed to be registered by the Company as soon as practicable (but in no event less than ten (10) days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities of such class as each such Holder may request (a “Piggy-Back Registration”); provided, that if and so long as a Shelf Registration Statement is on file and effective with respect to Company Shares of such class, then the Company shall have no obligation to effect a Piggy-Back Registration of Company Shares of such class; provided, further, that the Co-Investment Entities shall only have such rights to Piggyback Registration with respect to a Company Public Sale in which a

Sponsor is participating as a selling stockholder. Subject to Section 2.4, the Company shall include in such registration statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt by such Stockholders of any such notice (or ten (10) Business Days in the case of a notice pursuant to a Shelf Registration Statement) (and, with respect to the Co-Investment Entities, such Co-Investment entities shall elect to include Registrable Securities to the extent required pursuant to the piggyback obligations in the operating agreement of such Co-Investment Entity); provided, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to each Stockholder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Sponsors to request that such registration be effected as a Demand Registration under Section 2.2, and (ii) in the case of a determination to delay registering, in the absence of a request for a Demand Registration, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. The Company shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein. Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.

SECTION 2.4. Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Sections 2.1(d), 2.2(d) or 2.3 (or, in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the Sponsors or the majority of the Unit Holders, as applicable) advise in writing to the Company and the Holders of the Registrable Securities included in such offering that (i) the size of the offering that the Holders, the Company and such other persons intend to make or (ii) in the case of a Piggy-Back Registration only, the kind of securities that the Holders, the Company and/or any other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then:

(a) if the size of the offering is the basis of such determination, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters (or, in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the Sponsors or the majority of the Unit Holders, as applicable); provided that, in the event of a Demand Registration or pursuant to a Shelf Registration Statement, the securities to be included in such Demand Registration and Shelf Registration Statement shall be allocated, (x) first, 100% pro rata among the Holders of the Registrable Securities that have requested to participate in such Demand Registration or pursuant to a Shelf Registration Statement, as applicable, based on the relative number of Registrable Securities then held by each such Holder, (y) next, and only if all the securities referred to in clause (x) have been included, the number of securities that the Company proposes to include in such Demand Registration or Shelf Registration Statement that, in the opinion of the managing underwriter or underwriters (or, in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the Sponsors or the majority of the Unit Holders, as applicable) can be sold without having such significant adverse effect, and (z) last, only if all of the Registrable Securities referred to in clause (y) have been included in such registration, any other securities eligible for inclusion in such registration; provided, further that, in the event of a Piggy-Back Registration, the securities to be included in such Piggy-Back Registration shall be allocated, (A) first, 100% of the securities proposed to be sold in such Piggyback Registration by the Company or any Person (other than a Holder) exercising a contractual right to demand Registration, as the case may be, proposes to sell, (B) second, and only if all the securities referred to in clause (A) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters (or, in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the Sponsors or the majority of the Unit Holders, as applicable), can be sold without having such adverse effect, with such number to be allocated pro rata among the Holders that have requested to participate in such registration based on the relative number of Registrable Securities then held by each such Holder and (iii) third, and only if all of the Registrable Securities referred to in clause (B) have been included in such registration, any other securities eligible for inclusion in such registration.

(b) if the kind of securities to be offered is the basis of such determination, (i) the Registrable Securities to be included in such offering shall be reduced as described in clause (a) above or, (ii) if the actions described in clause (i) would, in the good faith, best judgment of the managing Underwriter (or, in the case of a Demand Registration or an offering of Registrable Securities pursuant to a Shelf Registration Statement, in each case, not being underwritten, the Sponsors or the majority of the Unit Holders, as applicable), be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

SECTION 2.5. Black-Out Periods.

(a) Notwithstanding the provisions of Sections 2.1(a), 2.1(b), 2.1(c), 2.2(a), and 2.2(d), the Company shall be permitted to postpone the filing of any Shelf Registration Statement filed pursuant to Section 2.1 or any registration statement filed in connection with a Demand Registration pursuant to Section 2.2 hereof, and from time to time to require the Holders not to sell Registrable Securities under any such Shelf Registration Statement or other registration statement or to suspend the effectiveness thereof, for such times as the Company reasonably may determine is necessary and advisable, if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) a majority of the members of the board of directors of the Company determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed material financing, material acquisition, corporate reorganization or other material transaction involving the Company or (B)(x) the Company has a bona fide business purpose for preserving the confidentiality of a material transaction that would otherwise be required to be disclosed due to such registration, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such a material transaction or (z) such a material transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable, to cause the Shelf Registration Statement or other registration statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement or other registration statement on a post-effective basis, as applicable; or (ii) a majority of the members of the board of directors of the Company determines in good faith that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Shelf Registration Statement or other registration statement or file a post-effective amendment to such Shelf Registration Statement or other registration statement in order to ensure that the prospectus included in the Shelf Registration Statement or other registration statement (1) contains the information required by the form on which such Shelf Registration Statement or other registration statement was filed or (2) discloses any facts or events arising after the effective date of the Shelf Registration Statement or other registration statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement or other registration statement to become effective or to amend or supplement the Shelf Registration Statement or other registration statement on a post-effective basis or to take such action as is necessary to permit resumed use of the Shelf Registration Statement or other registration statement or filing thereof as soon as reasonably possible following the conclusion of the applicable Suspension Event and its effect.

The Company will provide written notice (a “Suspension Notice”) to the Holders of the occurrence of any Suspension Event; provided, however, that the Company shall not be permitted to exercise a suspension pursuant to this Section 2.5(a)(i) more than twice during any twelve (12)-month period, or (ii) for a period exceeding ninety (90) days on any one occasion. Upon receipt of a Suspension Notice, each Holder agrees that it will (i) immediately discontinue offers and sales of the Registrable Securities under the Shelf Registration Statement or other registration statement and (ii) maintain the confidentiality of any information included in the Suspension Notice unless otherwise required by law or subpoena. The Holders may recommence effecting offers and sales of the Registrable Securities pursuant to the Shelf Registration Statement or other registration statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event and its effect; provided that the Holders agree that they will only effect such offers and sales pursuant to any supplemental or amended prospectus that has been provided to them by the Company pursuant to Section 2.5(b).

(b) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement or other registration statement pursuant to Section 2.5(a), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement or other registration statement shall be maintained effective (including the period referred to in Section 2.6(a) hereof) by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and promptly provide copies of the supplemented or amended prospectus necessary to resume offers and sales, with respect to each Suspension Event; provided, that such period of time shall not be extended beyond the date that the Company Shares covered by such Shelf Registration Statement or other registration statement are no longer Registrable Securities.

SECTION 2.6. Registration Procedures; Filings; Information. Subject to Section 2.5 hereof, in connection with any Shelf Registration Statement under Section 2.1, any Demand Registration under Section 2.2 or Piggy-Back Registration under Section 2.3, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

(a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective (i) in the case of a Shelf Registration Statement, for the period described in Section 2.1 and (ii) in the case of a Demand Registration, for a period of not less than 270 days from the effective date of such registration statement.

(b) The Company will prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed with copies of all documents proposed to be filed, which documents shall be subject to the review of such Selling Holder and Underwriter, if any, and their respective counsel and, except in the case of a registration statement under Section 2.3, not file any registration statement or amendments or supplements thereto to which the Sponsors or the Underwriter, if any, shall reasonably object. The Company shall thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (and upon request, all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(c) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of (i) any stop order issued or threatened by the Commission or any order by the Commission or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, (ii) any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such registration statement or for additional information or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(d) The Company will promptly take all reasonable actions required to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any preliminary or final registration statement.

(e) The Company will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(f) The Company will promptly notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Shelf Registration Statement for sale in any jurisdiction, (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment and (iii) deliver to each Selling Holder and each Underwriter, if any, without charge, as many copies of the applicable prospectus (including each preliminary prospectus), any amendment or supplement thereto and such other documents useful to facilitate the disposition of the Registrable Securities as such Selling Holder or Underwriter may reasonably request.

(g) The Company will promptly (i) incorporate in a prospectus supplement or post-effective amendment such information as the Underwriter and the Sponsors agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such prospectus supplement or post-effective amendment, (ii) furnish to each Selling Holder and each Underwriter, if any, without charge, as many conformed copies as such Selling Holder or Underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

(h) The Company will enter into customary agreements (including an underwriting agreement, if any, in customary form) and use commercially reasonable efforts to take such other actions as the Sponsors or the Underwriters, if any, reasonably request or that are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, (A) obtain for delivery to the Selling Holders and to the Underwriter or Underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the applicable registration statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel, (B) in the case of an underwritten offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Selling Holders, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement and (C) cooperate with each Selling Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(i) The Company will make available for inspection by any Selling Holder of such Registrable Securities, if such Selling Holder has a due diligence defense under the Securities Act, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspector in connection with such registration statement, subject to entry by each such Inspector into a customary confidentiality agreement in a form reasonably acceptable to the Company.

(j) The Company will otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(k) The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable

Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. No Holder may include Registrable Securities in any registration statement pursuant to this Agreement unless and until such Holder has furnished to the Company such information. Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

(l) Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.6(f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from the Company that such disposition may be made and, in the case of clause (ii) of Section 2.6(f) hereof, copies of the supplemented or amended prospectus contemplated by clause (ii) of Section 2.6(f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will promptly notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.6(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.6(f) hereof to the date when the Company shall provide written notice that such dispositions may be made and, in the case of clause (ii) of Section 2.6(f) hereof, make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.6(f) hereof.

(m) in the case of an underwritten offering, the Company will cooperate in all marketing efforts, including, without limitation, providing information and materials and causing senior executive officers of the Company to participate in meetings, customary “road show” presentations and/or investor conference calls to market the Registrable Securities that may be reasonably requested by the managing Underwriter or Underwriters in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

SECTION 2.7. Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the Commission: (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.6(f) hereof), (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (h) reasonable fees and disbursements of one (1) legal counsel plus any regulatory counsel, as appropriate, for all Selling Holder participating in such registration (or, in the case of a “shelf registration”, each Selling Holder selling Registrable Securities under the Shelf Registration Statement), and (i) any reasonable fees and disbursements of Underwriters customarily paid by issuers or sellers of securities. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any transfer taxes relating to the registration or sale of the Registrable Securities.

SECTION 2.8. Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Selling Holder of Registrable Securities, each member, limited partner or general partner thereof, each member, limited partner or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, stockholders, employees, advisors, and agents and each Person, if any, who controls such Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) (each, a “Loss”, and collectively, “Losses”) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities that arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any Indemnified Party and shall survive the transfer of such securities by such Selling Holder. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 2.8.

SECTION 2.9. Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives to the same extent as the foregoing indemnity from the Company to such Selling Holder pursuant to Section 2.8, but only with respect to written information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities of such Selling Holder, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such

Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.8. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives on substantially the same basis as that of the indemnification of the Company provided in this Section 2.9. Notwithstanding the foregoing, in no event will the liability of a Selling Holder under this Section 2.9 or Section 2.11 or otherwise hereunder exceed the net proceeds actually received by such Selling Holder.

SECTION 2.10. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.8 or 2.9, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of its obligations under Section 2.8 or 2.9, as applicable, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties relating to the same class of Company Shares, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties relating to the same class of Company Shares, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.8 hereof, the Selling Holders which owned a majority of the Registrable Securities of the class sold under the applicable registration statement if such class is the Class B Shares or by the Sponsors if such class is the Class A Shares and (ii) in the case of Persons indemnified pursuant to Section 2.9, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

SECTION 2.11. Contribution. If the indemnification provided for in Section 2.8 or 2.9 hereof is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (a) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (b) between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.11 are several in such proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders, and not joint. For the avoidance of doubt, this Section 2.11 applies in the case of a “shelf” registration and an underwritten offering.

SECTION 2.12. Participation in Underwritten Offerings. No Person may participate in any underwritten offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such customary underwriting arrangements and the registration rights provided for in this Article II.

SECTION 2.13. Rule 144. The Company covenants that it will timely file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the reasonable request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specific thereof.

SECTION 2.14. Holdback Agreements.

(a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law, in connection with any underwritten public offering, each Holder of Registrable Securities who “beneficially owns” (as such term is defined under the Exchange act) five percent (5%) or more of the Company Shares (whether its securities are included in a registration statement or not, for as long as such Holder has the right to require that its securities be included in such registration statement) agrees not to effect any sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the seven (7) days prior to, and during the 90-day period beginning on, the pricing date of such underwritten public offering (the “Lockup Period”) (except as part of such underwritten public offering), if and to the extent requested in writing by the managing Underwriter or Underwriters (such agreement to be in the form of lock-up agreement provided by the managing Underwriter or Underwriters) or participating Sponsor, as applicable; provided that such Lockup Period is applicable on substantially similar terms to the Company and the executive officers and directors of the Company; provided further that nothing herein will prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or stockholders thereof or a transfer to an Affiliate that is otherwise in compliance with applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 2.14(a); provided further that each Holder acknowledges and agrees that if the managing Underwriter or Underwriters so require in the written request set forth in this Section 2.14(a), the restriction of this Section 2.14(a) shall apply to each Holder (whether its securities are included in a registration statement or not, for as long as such Holder has the right to require that its securities be included in such registration statement) regardless of such Holder’s ownership percentage. Each Holder shall receive the benefit of any shorter Lockup Period or permitted exceptions (on a pro rata basis) agreed to by the managing Underwriter or Underwriters irrespective of whether such Holder participated in the underwritten public offering. This Section 2.14(a) will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

(b) Restrictions on Public Sale by the Company and Others. The Company agrees that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any securities of the same class or convertible into securities of the same class as those being sold in connection with an underwritten public offering in accordance with Section 2.1, 2.2 or 2.3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the 90-day period beginning on, the pricing date of such underwritten public offering (except as part of such underwritten public offering where the

Holders of a majority of the Registrable Securities to be included in such underwritten public offering consent or as part of registration statements filed as set forth in Section 2.3(a) or (c)), if and to the extent requested in writing by the managing Underwriter or Underwriters (such agreement to be in the form of lock-up agreement provided by the managing Underwriter or Underwriters), in each case including a sale pursuant to Rule 144 (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

ARTICLE III

MISCELLANEOUS

SECTION 3.1. NASDAQ Listing. For so long as any Company Shares are listed on the NASDAQ or such other exchange, the Company shall use commercially reasonable efforts to cause any Registrable Securities covered by the applicable registration statement to be listed on the NASDAQ or such other exchange on which any of the Company Shares may then be listed or quoted.

SECTION 3.2. Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Notwithstanding the foregoing, specific performance shall not be available with respect to the rights and obligations of the parties pursuant to Section 2.14(a) and (b).

SECTION 3.3. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company, the Sponsors and the Holders of a majority of the Registrable Securities. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 3.4. Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

(a) if to the Holders, initially c/o Caesars Entertainment Corporation, 1 Caesars Palace Drive, Las Vegas, NV 89109 (Attention: General Counsel, Facsimile: (702) 407-6418), or to such other address and to such other Persons as any Holder may hereafter specify in writing; and

(b) if to the Company, initially at 1 Caesars Palace Drive, Las Vegas, NV 89109, (Attention: General Counsel), Facsimile:         ; Phone: 702-407-6000 or to such other address as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; on the next business day, if timely delivered to an air courier guaranteeing overnight delivery, and when receipt is acknowledged in writing by addressee or receipt is otherwise confirmed, if by electronic mail.

SECTION 3.5. Successors and Assigns. Except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.6. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

SECTION 3.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the choice of law provisions thereof.

SECTION 3.8. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 3.9. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 3.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 3.11. No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties, any rights, remedies or other benefits under or by reason of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY

Caesars Acquisition Company

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	Secretary and Chief Financial Officer

OPERATING LLC

Caesars Growth Partners, LLC

By:	Caesars Acquisition Company
Managing Member

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	Secretary and Chief Financial Officer

UNIT HOLDERS

HIE Holdings, Inc.

By:	/s/ Eric Hession
Name:	Eric Hession
Title:	Treasurer

Harrah’s BC, Inc.

By:	/s/ Michael D. Cohen
Name:	Michael D. Cohen
Title:	Secretary

STOCKHOLDERS

Apollo Hamlet Holdings, LLC

By:	/s/ Marc Rowan
Name:	Marc Rowan
Title:	Vice President

[Signature Page to Registration Rights Agreement]

Apollo Hamlet Holdings B, LLC

By:	/s/ Marc Rowan
Name:	Marc Rowan
Title:	Vice President

TPG Hamlet Holdings, LLC

By:	/s/ David Bonderman
Name:	David Bonderman
Title:	Authorized Signatory

TPG Hamlet Holdings B, LLC

By:	/s/ David Bonderman
Name:	David Bonderman
Title:	Authorized Signatory

Co-Invest Hamlet Holdings, Series LLC

By Its Managing Members Apollo Management VI, L.P. on behalf of affiliated investment funds

By:	AIF VI Management, LLC, its general partner

By:	/s/ Marc Rowan
Name:	Marc Rowan
Title:	Authorized Signatory

TPG GenPar V, L.P.

By:	TPG GenPar V Advisors, LLC, its general partner

By:	/s/ David Bonderman
Name:	David Bonderman
Title:	Authorized Signatory

Co-Invest Hamlet Holdings B, LLC

By Its Managing Members Apollo Management VI, L.P. on behalf of affiliated investment funds

By:	AIF VI Management, LLC, its general partner

By:	/s/ Marc Rowan
Name:	Marc Rowan
Title:	Authorized Signatory

TPG GenPar V, L.P.

By:	TPG GenPar V Advisors, LLC, its general partner

By:	/s/ David Bonderman
Name:	David Bonderman
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

Schedule I

Unit Holders

HIE HOLDINGS, INC.

HARRAH’S BC, INC.

Schedule II

Stockholders

Apollo Hamlet Holdings, LLC

Apollo Hamlet Holdings B, LLC

TPG Hamlet Holdings, LLC

TPG Hamlet Holdings B, LLC

Co-Invest Hamlet Holdings, Series LLC

Co-Invest Hamlet Holdings B, LLC

EXHIBIT A

CAESARS ACQUISITION COMPANY

FORM OF NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of [non-voting units of limited partnership interests (“Class B Units”) of Caesars Growth Partners, LLC (the “Operating LLC”) exchangeable, on or after the date that is the fifth (5th) anniversary of date of the Registration Rights Agreement (as defined below), at the election of the undersigned, for an equivalent amount of non-voting shares of common stock, par value $0.001 per share (the “Class B Common Stock”) of Caesars Acquisition Company (the “Company”)] / [shares of voting common stock, par value $0.001 per share (the “Class A Common Stock”) of Caesars Acquisition Company (the “Company”)], understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated October 21, 2013 (the “Registration Rights Agreement”), among the Company, the Operating LLC and the holders party thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Shelf Registration Statement by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.	(a) Full Legal Name of Selling Security Holder:

(b) Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(d) List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.	Address for Notices to Selling Security Holder:

Telephone:

Fax:

E-mail address:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type of Registrable Securities beneficially owned, and number of shares of Class B Common Stock beneficially owned:

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.	Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

(i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(ii) in the over-the-counter market;

(iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv) through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By:
Name:
Title:

Dated:

Please return the completed and executed Notice and Questionnaire to:

Caesars Acquisition Company

1 Caesar Palace Drive

Las Vegas, Nevada, 89109

Tel: 702-407-6000

Fax: 702-407-6418

Attention: General Counsel